                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------


                                    FORM 10-K
                                  ANNUAL REPORT


                             ---------------------


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


                             ---------------------


                          CNB FLORIDA BANCSHARES, INC.


                             ---------------------


                                   EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-68459.



ARTHUR ANDERSEN LLP


Jacksonville, Florida
March 27, 2000


                                       61